UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2007
ABLEST INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10893	65-0978462
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

1511 N. Westshore Blvd., Suite 900, Tampa, Florida	33607
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (813) 830-7700
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230,425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On January 23, 2007, Ablest Inc. (the “Company”) announced that its Board of Directors had received a proposal from certain existing investors, including Charles H. Heist, III, the Company’s Chairman of the Board, Kurt R. Moore, the Company’s President and Chief Executive Officer, The Burton Partnership (QP), Limited Partnership and The Burton Partnership, Limited Partnership, to acquire all of the Company’s publicly held common stock for $7.50 per share in cash.

The Company’s Board of Directors has formed a Special Committee of four independent directors to review and evaluate the proposal and any strategic alternatives to the proposal that may be available to the Company. The Company cautions its stockholders and others considering trading in its securities that its Board of Directors has just received the proposal, and that the process of considering the proposal is only in its beginning stages. The Special Committee will proceed in an orderly and timely manner to consider the proposal and its implications. The Special Committee has not made a determination whether a transaction is in the best interests of the Company and its stockholders or whether the Company should pursue any available alternative to the proposal. Accordingly, there is no assurance that the Company will enter into this or any other transaction.

A copy of the press release announcing receipt of the proposal is attached as Exhibit 99.1 to this Form 8-K and incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, except if the Company specifically incorporates it by reference into a filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 31E of the Securities Exchange Act of 1934, including statements regarding the Company’s expectations, hopes, beliefs, intentions, or strategies regarding the future. Forward-looking statements include statements regarding, among other things, the future intentions of the Special Committee of the Board of Directors of the Company regarding possible strategic alternatives, including the proposal from existing investors. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. All forward-looking statements included in this document are based on information available to the Company on the date hereof and the Company assumes no obligation to update any such forward-looking statement. Prospective investors should also consult the risks described from time to time in the company’s Reports on Forms 8-K, 10-Q and 10-K and Annual Reports to Shareholders.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 23, 2007

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABLEST INC.
January 23, 2007	By:	/s/ Kurt R. Moore
Kurt R. Moore
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated January 23, 2007

E-1